THIRD AMENDMENT TO
                         LOAN AGREEMENT

	This Third Amendment ("Third Amendment") entered into the 12 day of November, 1999, to be effective October 1, 1999 by and among COOKER RESTAURANT CORPORATION, an Ohio corporation ("Borrower"), CGR
MANAGEMENT CORPORATION, a Florida corporation, FLORIDA COOKER, LP,
INC., a Florida corporation, and SOUTHERN COOKER LIMITED PARTNERSHIP, an Ohio limited partnership, (collectively the "Co-Obligors" and individually a "Co-Obligor"), jointly and severally, and BANK OF AMERICA, N.A., successor to NATIONSBANK, N.A., successor to NATIONSBANK OF TENNESSEE, N.A., a national banking association ("Bank of America") and FIRST UNION NATIONAL BANK, a national banking association ("First Union") (Bank of America and First Union being individually referred to as a "Lender" and collectively referred to as the "Lenders") and BANK OF AMERICA, N.A., successor to NATIONSBANK, N.A., successor to NATIONSBANK OF TENNESSEE, N.A., a national banking association, as administrative agent for the Lenders (in such capacity the "Agent").


                       W I T N E S S E T H

	WHEREAS, on September 24, 1998, the Borrower, the Co-Obligors, Bank of America and First Union entered into that certain Loan Agreement which was amended by a First Amendment to Loan Agreement entered into the 28th day of April, 1999, to be effective March 24, 1999, and a Second Amendment to Loan Agreement dated August 31, 1999 (the "Loan Agreement");

	WHEREAS, Borrower, Co-Obligors, Bank of America and First Union have agreed to modify certain of the covenants contained in the Loan Agreement.

	NOW, THEREFORE, as an inducement to cause Bank of America and First Union to modify the covenants contained in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, is hereby agreed as follows:

        1. Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

        2. All references in the Loan Agreement to "NationsBank" shall be changed to "Bank of America".

        3. The Loan Agreement contemplated that the Second Closing would occur on or before March 24, 1999. The Lenders and Borrower have agreed to extend the date for the Second Closing to December 3, 1999. Section
1 (jjj) and Section 5 (c) (ii) are amended by changing March 24, 1999 to December 3, 1999. Section 5 (d) (ii) is amended to provide that the amortization on the Term Loans shall commence on May 1, 1999 with payments to continue on the first day of each month thereafter. The Borrower and Co-Obligors shall pay to Bank of America the principal amount of $166,670 on May 1, 1999 and a like sum on the first day of each month thereafter, plus interest on the Bank of America Term Loan as set forth in the Bank of America Term Note. The Borrower and Co-Obligors shall pay First Union the sum of $345,111.21 on May 1, 1999 and a like sum on the first day of each month thereafter representing a payment of principal and interest on the First Union Term Note. The


          Exhibit 10.16 - Pg. 1


Renewal Term Loans to be closed at the Second Closing shall have amortization periods of 76 months in the case of the First Union Renewal Term Loan and 172 months in the case of the Bank of America Renewal Term Loan.

        4.  Borrower shall pay all costs incidental to this Third
Amendment, including, but not limited to, the fees and expenses of Lenders' counsel.

        5. Borrower and Co-Obligors warrant and represent that the Loan Documents are valid, binding and enforceable against the Borrower and Co-Obligors according to their terms. Borrower and Co-Obligors further acknowledge that Borrower's and Co-Obligors' obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of set-off and Borrower and Co-Obligors do hereby release Lenders from any claim, known or unknown, that Borrower and/or one or both of the Co-Obligors may have against either or both Lenders as of the execution of this Third Amendment.

        6. As amended hereby, the Loan Agreement remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Third Amendment and the other written documents among the parties. The provisions of the Loan Agreement regarding the arbitration of disputes and other general matters also govern this Third Amendment. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

	IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective the day and year first above written.

	Executed the date first written above.

                         THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                         UNDERSTANDING OF THE TERMS OF THIS AGREEMENT AND AGREE TO BE BOUND THEREBY:

                             LENDERS:

                             BANK OF AMERICA, N.A., successor to
                             NATIONSBANK, N.A., successor to
                             NATIONSBANK OF TENNESSEE, N.A.

                             By: ___/s/ [illegible] ______________

                             Title:_______SVP______________________



          Exhibit 10.16 - Pg. 2


                             FIRST UNION NATIONAL BANK

                             By:_____/s/ [illegible]_____________

                             Title:___Vice President ____________



                             AGENT:

                             BANK OF AMERICA, N.A., successor to
                             NATIONSBANK, N.A., successor to
                             NATIONSBANK OF TENNESSEE, N.A.


                             By:_____/s/ [illegible]_____________

                             Title:__________SVP_________________



                             BORROWER:

                             COOKER RESTAURANT CORPORATION,
                             an Ohio corporation


                             By:_____/s/ [illegible]_____________

                             Title:___VP___CFO___________________



                             CO-OBLIGORS:

                             CGR MANAGEMENT CORPORATION,
                             a Florida corporation

                             By:_____/s/ [illegible]_____________

                             Title:______VP______________________



                             FLORIDA COOKER, LP, INC.,
                             a Florida corporation


                             By:_____/s/ [illegible]_____________

                             Title:_______VP_____________________




          Exhibit 10.16 - Pg. 3



                             SOUTHERN COOKER LIMITED
                             PARTNERSHIP, an Ohio limited
                             partnership

                             By:     COOKER RESTAURANT
                                     CORPORATION, General Partner

                             By:_____/s/ [illegible]_____________

                             Title:_______VP_____________________





          Exhibit 10.16 - Pg. 4